Exhibit 99.1

NEWS RELEASE

Mitel Reports Third Quarter 2014 Financial Results

Solid execution exceeds revenues and earnings consensus

49,000 recurring cloud seats added in the quarter, up 111% year-over-year

OTTAWA, November 6, 2014 — Mitel® (Nasdaq:MITL) (TSX:MNW), a global leader in business communications, today announced financial results for the third quarter ended September 30, 2014.

	As Reported		Pro-forma
	Q3’14	Q3’13	Q3’13*
Revenue	$272.4	$135.0	$270.1
Net Loss	($5.3)	($1.4)	($1.6)
Non-GAAP Net Income	$19.0	$8.1	$15.1
Adjusted EBITDA	$34.6	$19.2	$30.6

All results are reported in millions of US dollars

See tables for reconciliation of non-GAAP measures to GAAP measures

*	consists of the combined results of Mitel and Aastra from July 1, 2013 through September 30, 2013

“Solid execution in Q3 enabled us to deliver another strong quarter across the board, beating consensus forecasts for revenues and earnings. Our cloud segment continues to rapidly grow with year-over-year recurring seat growth of 111%, and for the first time ever, cloud revenue represented more than 10% of Mitel’s total quarterly revenues,” said Richard McBee, President and Chief Executive Officer, Mitel. “I am pleased with the continued superb execution of our integration program. We are clearly seeing the benefits of our new economies of scale, and our synergies realized to date are running ahead of plan.”

In the third quarter Mitel continued to see robust cloud growth, installing 107,000 new cloud seats during the quarter, including over 49,000 recurring cloud seats. Mitel’s recurring cloud seats increased to 245,000, up 111% and its total installed cloud base increased to over 860,000 seats, up 73% year-over-year. The table below highlights Mitel’s cloud operational metrics, as of September 30, 2014:

Cloud Operational Metrics *

	Q3’13	Q4’13	Q1 ’14	Q2 ’14	Q3 ’14
Total Cloud Seats	497,489	566,562	625,699	754,045	861,624
Recurring Cloud Seats	115,870	121,314	142,600	195,673	244,889
Retail Cloud Monthly Average Revenue Per User (ARPU)	$46	$48	$48	$47	$46
Retail Cloud Average # of Seats per Customer	33	31	32	34	39
Retail Cloud Monthly Customer Churn	0.7%	0.5%	0.6%	0.6%	0.7%

*	Information reflects results on a pro-forma basis, as if the Aastra acquisition had been completed on January 1, 2013.

Financial Highlights

Mitel completed the acquisition of Aastra Technologies Limited on January 31, 2014. “As reported” results are referred to below and in the tables attached to this press release. Comparative pro-forma results reflect results of the company as if it had been fully combined with Aastra Technologies.

AS REPORTED:

•	Total revenue increased 102% to $272.4 million from third quarter 2013, primarily as a result of the Aastra acquisition.

•	Non-GAAP net income for the third quarter of 2014 was $19.0 million, or $0.18 per diluted share, compared to $8.1 million, or $0.14 per diluted share in the third quarter of 2013. The number of non-GAAP weighted-average common shares outstanding was 104.7 million and 56.6 million, respectively.

•	Adjusted EBITDA was $34.6 million compared to $19.2 million in the year ago period, due primarily to a combination of EBITDA growth from the legacy Mitel business and EBITDA resulting from the acquisition of Aastra.

PRO-FORMA:

•	Total revenue increased 1% from $270.1 million in third quarter 2013, driven principally by growth in the demand for cloud-based solutions.

•	Gross margins improved to 52.5% compared to 50.4% in the prior year, as a result of integration synergies, cost reductions and improved product mix.

•	Non-GAAP net income improved to $19.0 million, or $0.18 per share, compared to $15.1 million, or $0.15 per diluted share in the third quarter of 2013. The number of non-GAAP weighted-average common shares outstanding for the third quarter of 2013 was 100.8 million.

•	Adjusted EBITDA increased to $34.6 million compared to $30.6 million in the year ago period, reflecting improved operating performance and synergy realization.

“Our commitment to focus on integration and early realization of synergies is driving attractive performance improvements. We generated solid year-over-year improvement in gross margins, EBITDA and non-GAAP EPS, as well as strong operating cash flow, ending the quarter with a $120 million cash balance,” said Steve Spooner, Chief Financial Officer, Mitel. He added, “Given our 200 basis point year-over-year improvement in gross margin and the progress on our operating expense rationalization to date, we are confident in our ability to exceed our $20 million synergy target for the current year, and meet our synergy targets for 2015.”

Business Highlights

•	Mitel unified the global organization under a single new Mitel brand worldwide following an active period of strategic mergers and acquisitions, including the integration of four companies in just over a year. The branding, developed in close consultation with customers, partners, and employees, goes beyond the new visual identity to reinforce a new company brand promise to power the success of every customer, every communication, every time.

•	Mitel Cloud Services received multiple industry acknowledgments including recognition from Gartner as a Visionary in their 2014 Magic Quadrant for Unified Communications as a Service (UCaaS) and the 2014 North America Frost & Sullivan Award for Product Line Strategy Leadership for Hosted IP Telephony and UCC Solutions Portfolio.

•	Mitel enhanced its MiContact Center to include a native, end-to-end solution for Microsoft Lync that leverages the collaboration tool into the contact center to deliver a simplified, customer-centric experience through email, web chat or social media. MiContact Center enables a broad range of options for any business, ranging from start-up and SMB to the largest enterprises. These include cloud-enabled options.

Business Outlook

Mitel has set the following financial performance guidance for the fourth quarter of 2014 ending December 31, 2014.

•	Revenue is expected to be in the range of $290 million to $310 million, reflecting recent volatility experienced in foreign currency exchange markets.

•	Gross margin percentage is expected to be in the range of 52.0% to 53.5%.

•	Adjusted EBITDA margin percentage is expected to be in the range 15.0% to 16.5%; and

•	Non-GAAP earnings per share is expected to be in the range of $0.27 to $0.30.

Conference Call Information

Mitel will host an investor conference call and live webcast today at 8:30 a.m. ET (5:30 a.m. PT) to discuss its financial results for the third quarter ended September 30, 2014. To access the conference call, dial 888-734-0328. Callers outside the U.S. and Canada should dial 678-894-3054. A replay of the conference call will be available through Monday, November 10, 2014. To access the replay, all callers should please dial 404-537-3406 and enter pass code 72200477. The live webcast will be accessible on Mitel’s investor relations website at http://investor.mitel.com/ and will be archived and available on this site for at least three months.

Non-GAAP Financial Measurements

This press release includes references to non-GAAP financial measures including adjusted EBITDA, non-GAAP net income and non-GAAP operating expenses. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. We use these non-GAAP financial measures to assist management and investors in understanding our past financial performance and prospects for the future, including changes in our operating results, trends and marketplace performance, exclusive of unusual events or factors which do not directly affect what we consider to be our core operating performance. Non-GAAP measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in accordance with generally accepted accounting principles. Please see the reconciliation of non-GAAP financial measures to the most directly comparable U.S. GAAP measure attached to this release.

About Mitel

Powering more than 2 billion connections every day, Mitel (Nasdaq:MITL) (TSX:MNW) helps businesses connect, collaborate and take care of their customers. That includes more than 33 million cloud connections daily, making Mitel the world’s fastest growing provider of cloud communications. Our business communications experts serve more than 60 million users with over 2500 channel partners in more than 100 countries. We have #1 market share in EMEA and have been identified by top industry analyst firms as a business communications leader. For more information, go to www.mitel.com and follow us on Twitter @Mitel.

Forward Looking Statements

Some of the statements in this press release are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, and are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause results of operations to differ include the Mitel’s ability to achieve or sustain profitability in the future since its acquisition of Aastra; fluctuations in the quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions, particularly in connection with the Ukraine and the Middle East; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; the ability to successfully integrate the acquisition of Aastra and realize certain synergies; and, our ability to implement and achieve our business strategies successfully. Additional risks are described under the heading “Risk Factors” in Mitel’s Transition Report on Form 10-K for the eight month period ended December 31, 2013, filed with the Securities and Exchange Commission on March 31, 2014. Forward-looking statements speak only as of the date they are made. Except as required by law, we do not have any intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Mitel is the registered trademark of Mitel Networks Corporation.

All other trademarks are the property of their respective owners.

MITL-F

Contact Information

Amy MacLeod (media), 613-592-2122 ×71245, amy.macleod@mitel.com

Cynthia Navarro (industry analysts), 469-574-8113, cynthia.navarro@mitel.com

Michael McCarthy (investor relations), 469-574-8134, michael.mccarthy@mitel.com

MITEL NETWORKS CORPORATION

CONSOLIDATED BALANCE SHEETS

(in millions of US dollars)

(unaudited)

	September 30, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$120.1	$40.2
Accounts receivable	207.8	104.3
Sales-type lease receivables	20.2	13.9
Inventories	93.0	36.9
Deferred tax asset	27.6	17.3
Other current assets	61.9	26.5

	530.6	239.1
Non-current portion of sales-type lease receivables	21.1	12.1
Deferred tax asset	127.0	127.5
Property and equipment	49.9	28.5
Identifiable intangible assets	189.9	50.7
Goodwill	334.1	147.3
Other non-current assets	18.8	15.3

	$1,271.4	$620.5

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$228.9	$82.8
Current portion of deferred revenue	69.1	39.4
Current portion of long-term debt	6.1	5.3

	304.1	127.5
Long-term debt	311.0	264.2
Lease recourse liability	2.4	3.5
Long-term portion of deferred revenue	37.2	16.6
Deferred tax liability	12.5	14.4
Pension liability	112.4	57.3
Other non-current liabilities	25.3	18.6

	804.9	502.1
Shareholders’ equity	466.5	118.4

	$1,271.4	$620.5

MITEL NETWORKS CORPORATION

STATEMENT OF OPERATIONS

(in millions of US dollars)

(unaudited)

	US GAAP As Reported Quarter Ended September 30, 2014	Proforma Quarter Ended September 30, 2014	US GAAP As Reported Quarter Ended September 30, 2013	Proforma Quarter Ended September 30, 2013
Revenues	$272.4	$272.4	$135.0	$270.1
Cost of revenues	129.5	129.5	56.3	134.1

Gross margin	142.9	142.9	78.7	136.0

Expenses:
Selling, general and administrative	87.4	87.4	49.2	84.3
Research and development	30.3	30.3	14.2	29.6
Special charges and restructuring costs	31.6	31.6	6.4	5.9
Amortization of acquisition-related intangible assets	14.0	14.0	6.5	13.8

	163.3	163.3	76.3	133.6

Operating income (loss)	(20.4)	(20.4)	2.4	2.4
Interest expense	(5.2)	(5.2)	(6.5)	(6.5)
Debt retirement costs	(0.7)	(0.7)	—	—
Other income (loss)	2.9	2.9	—	(0.4)

Loss from operations, before income taxes	(23.4)	(23.4)	(4.1)	(4.5)
Current income tax recovery (expense)	3.1	3.1	(2.7)	(4.3)
Deferred income tax recovery (expense)	15.0	15.0	5.4	7.2

Net loss	$(5.3)	$(5.3)	$(1.4)	$(1.6)

Non-GAAP measures:
Adjusted EBITDA	34.6	34.6	19.2	30.6
Non-GAAP net income	19.0	19.0	8.1	15.1

MITEL NETWORKS CORPORATION

STATEMENT OF OPERATIONS

(in millions of US dollars)

(unaudited)

	US GAAP As Reported Nine Months Ended September 30, 2014	Proforma Nine Months Ended September 30, 2014	US GAAP As Reported Nine Months Ended September 30, 2013	Proforma Nine Months Ended September 30, 2013
Revenues	$802.6	$838.5	$424.7	$836.6
Cost of revenues	378.5	399.8	184.6	423.6

Gross margin	424.1	438.7	240.1	413.0

Expenses:
Selling, general and administrative	256.1	269.8	148.8	257.0
Research and development	88.5	94.1	41.5	93.8
Special charges and restructuring costs	55.7	70.7	10.5	15.8
Amortization of acquisition-related intangible assets	39.3	41.8	17.7	39.8

	439.6	476.4	218.5	406.4

Operating income (loss) from continuing operations	(15.5)	(37.7)	21.6	6.6
Interest expense	(16.6)	(16.7)	(18.2)	(18.4)
Debt retirement costs	(16.2)	(16.2)	(2.6)	(2.6)
Fair value adjustment on derivative instruments	—	—	—	0.4
Other income (loss)	4.7	3.7	(0.2)	(0.4)

Income (loss) from operations, before income taxes	(43.6)	(66.9)	0.6	(14.4)
Current income tax recovery (expense)	2.8	8.3	1.2	(1.8)
Deferred income tax recovery (expense)	22.7	23.3	0.8	7.2

Net income (loss) from continuing operations	(18.1)	(35.3)	2.6	(9.0)
Net loss from discontinued operations	—	—	(3.0)	(3.0)

Net loss from continuing operations	$(18.1)	$(35.3)	$(0.4)	$(12.0)

Non-GAAP measures:
Adjusted EBITDA	109.0	106.2	63.6	93.5
Non-GAAP net income	61.0	58.1	30.1	48.0

MITEL NETWORKS CORPORATION

Cash flow information

(in millions of US dollars)

(unaudited)

	As Reported Quarter Ended September 30, 2014	As Reported Quarter Ended September 30, 2013	As Reported Nine Months Ended September 30, 2014	As Reported Nine Months Ended September 30, 2013
Cash provided by (used in):
Net cash provided by operating activities	$20.4	$10.0	$73.0	$45.0
Net cash used in investing activities	(4.4)	(0.9)	(18.1)	(28.0)
Net cash provided by (used in) financing activities	(24.6)	(1.2)	28.9	(39.9)
Effect of exchange rate changes on cash balances	(5.5)	1.7	(3.9)	(0.1)

Net increase (decrease) in cash and cash equivalents	(14.1)	9.6	79.9	(23.0)

Cash and cash equivalents, beginning of period	134.2	37.6	40.2	70.2

Cash and cash equivalents, end of period	$120.1	$47.2	$120.1	$47.2

Additional information on capital expenditures:
Capital expenditures acquired with cash	2.4	0.9	9.9	4.9
Capital expenditures financed through capital leases	1.7	1.5	4.4	3.7

Total capital expenditures	$4.1	$2.4	$14.3	$8.6

MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	U.S. GAAP, As Reported Quarter Ended September 30, 2014			Proforma Quarter Ended September 30, 2014
	Premise segment	Cloud segment	Total	Premise segment	Cloud segment	Total
Revenues
Product	$173.5	$8.8	$182.3	$173.5	$8.8	$182.3
Services	68.2	0.2	68.4	68.2	0.2	68.4
Cloud recurring	—	21.7	21.7	—	21.7	21.7

Total revenues	$241.7	$30.7	$272.4	$241.7	$30.7	$272.4

Gross margin
Product	$99.1	$4.8	$103.9	$99.1	$4.8	$103.9
Services	28.5	0.1	28.6	28.5	0.1	28.6
Cloud recurring	—	10.4	10.4	—	10.4	10.4

Total gross margin	$127.6	$15.3	$142.9	$127.6	$15.3	$142.9

	U.S. GAAP, As Reported Quarter Ended September 30, 2013			Proforma Quarter Ended September 30, 2013
	Premise segment	Cloud segment	Total	Premise segment	Cloud segment	Total
Revenues
Product	$80.4	$4.6	$85.0	$180.1	$8.6	$188.7
Services	35.9	—	35.9	64.2	0.7	64.9
Cloud recurring	—	14.1	14.1	—	16.5	16.5

Total revenues	$116.3	$18.7	$135.0	$244.3	$25.8	$270.1

Gross margin
Product	$55.7	$2.5	$58.2	$98.5	$4.5	$103.0
Services	13.8	—	13.8	24.5	0.4	24.9
Cloud recurring	—	6.7	6.7	—	8.1	8.1

Total gross margin	$69.5	$9.2	$78.7	$123.0	$13.0	$136.0

MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	U.S. GAAP, As Reported Nine Months Ended September 30, 2014			Proforma Nine Months Ended September 30, 2014
	Premise segment	Cloud segment	Total	Premise segment	Cloud segment	Total
Revenues
Product	$528.0	$21.7	$549.7	$554.6	$22.4	$577.0
Services	190.6	0.6	191.2	198.2	0.8	199.0
Cloud recurring	—	61.7	61.7	—	62.5	62.5

Total revenues	$718.6	$84.0	$802.6	$752.8	$85.7	$838.5

Gross margin
Product	$306.4	$11.7	$318.1	$318.4	$12.0	$330.4
Services	75.9	0.3	76.2	77.9	0.3	78.2
Cloud recurring	—	29.8	29.8	—	30.1	30.1

Total gross margin	$382.3	$41.8	$424.1	$396.3	$42.4	$438.7

	U.S. GAAP, As Reported Nine Months Ended September 30, 2013			Proforma Nine Months Ended September 30, 2013
	Premise segment	Cloud segment	Total	Premise segment	Cloud segment	Total
Revenues
Product	$257.5	$8.9	$266.4	$569.0	$17.1	$586.1
Services	118.6	—	118.6	202.6	1.7	204.3
Cloud recurring	—	39.7	39.7	—	46.2	46.2

Total revenues	$376.1	$48.6	$424.7	$771.6	$65.0	$836.6

Gross margin
Product	$172.2	$5.1	$177.3	$309.7	$9.6	$319.3
Services	44.4	—	44.4	70.8	1.0	71.8
Cloud recurring	—	18.4	18.4	—	21.9	21.9

Total gross margin	$216.6	$23.5	$240.1	$380.5	$32.5	$413.0

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in millions of US dollars)

(unaudited)

	As Reported Quarter Ended September 30, 2014	Proforma Quarter Ended September 30, 2014	As Reported Quarter Ended September 30, 2013	Proforma Quarter Ended September 30, 2013
Net loss	$(5.3)	$(5.3)	$(1.4)	$(1.6)
Adjustments:
Interest expense	5.2	5.2	6.5	6.5
Income tax recovery	(18.1)	(18.1)	(2.7)	(2.9)
Amortization and depreciation	19.7	19.7	9.7	19.6
Foreign exchange loss (gain)	(2.3)	(2.3)	(0.5)	0.1
Special charges and restructuring costs	31.6	31.6	6.4	5.9
Stock-based compensation	1.5	1.5	1.2	1.4
Debt retirement costs	0.7	0.7	—	—
Acquisition accounting for deferred revenue	1.6	1.6	—	1.6

Adjusted EBITDA	$34.6	$34.6	$19.2	$30.6

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in millions of US dollars)

(unaudited)

	As Reported Nine Months Ended September 30, 2014	Proforma Nine Months Ended September 30, 2014	As Reported Nine Months Ended September 30, 2013	Proforma Nine Months Ended September 30, 2013
Net loss	$(18.1)	$(35.3)	$(0.4)	$(12.0)
Net loss from discontinued operations	—	—	3.0	3.0

Net income (loss) from continuing operations	(18.1)	(35.3)	2.6	(9.0)
Adjustments:
Interest expense	16.6	16.7	18.2	18.4
Income tax recovery	(25.5)	(31.6)	(2.0)	(5.4)
Amortization and depreciation	55.5	58.8	27.6	57.0
Foreign exchange loss (gain)	(3.3)	(2.3)	0.5	1.4
Special charges and restructuring costs	55.7	70.7	10.5	15.8
Stock-based compensation	4.5	4.5	3.3	3.8
Debt retirement costs	16.2	16.2	2.6	2.6
Acquisition accounting for deferred revenue	7.4	8.5	—	8.5
Other	—	—	0.4	0.5

Adjusted EBITDA from continuing operations	109.0	106.2	63.7	93.6
Adjusted EBITDA from discontinued operations(1)	—	—	(0.1)	(0.1)

Adjusted EBITDA	$109.0	$106.2	$63.6	$93.5

(1)	The reconciliation of net loss from discontinued operations to Adjusted EBITDA from discontinued operations for the nine months ended September 30, 2013 consists of special charges and restructuring costs of $1.6 million, non-cash impairment of goodwill of $1.9 million and an income tax recovery of $0.6 million.

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Non-GAAP Net Income

(in millions of US dollars, except per share amounts)

(unaudited)

	As Reported Quarter Ended September 30, 2014	Proforma Quarter Ended September 30, 2014	As Reported Quarter Ended September 30, 2013	Proforma Quarter Ended September 30, 2013

Net loss	$(5.3)	$(5.3)	$(1.4)	$(1.6)
Income tax recovery	(18.1)	(18.1)	(2.7)	(2.9)

Net loss, before income taxes	(23.4)	(23.4)	(4.1)	(4.5)

Adjustments:
Foreign exchange loss (gain)	(2.3)	(2.3)	(0.5)	0.1
Special charges and restructuring costs	31.6	31.6	6.4	5.9
Stock-based compensation	1.5	1.5	1.2	1.4
Amortization of acquisition-related intangibles assets	14.0	14.0	6.5	13.8
Debt retirement costs	0.7	0.7	—	—
Acquisition accounting for deferred revenue	1.6	1.6	—	1.6

Non-GAAP net income, before income taxes	23.7	23.7	9.5	18.3
Non-GAAP tax expense(1)	(4.7)	(4.7)	(1.4)	(3.2)

Non-GAAP net income	$19.0	$19.0	$8.1	$15.1

Non-GAAP net income per share, diluted:
Non-GAAP net income per common share	$0.18	$0.18	$0.14	$0.15
Non-GAAP weighted-average number of common shares outstanding (in millions):	104.7	104.7	56.6	100.8

(1)	Non-GAAP tax expense for 2013 is based on an estimated effective tax rate of 15% for Mitel and 20% for Aastra. Non-GAAP tax expense for 2014 is based on an effective tax rate of 20%.

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Non-GAAP Net Income

(in millions of US dollars, except per share amounts)

(unaudited)

	As Reported Nine Months Ended September 30, 2014	Proforma Nine Months Ended September 30, 2014	As Reported Nine Months Ended September 30, 2013	Proforma Nine Months Ended September 30, 2013
Net income (loss) from continuing operations	$(18.1)	$(35.3)	$2.6	$(9.0)
Income tax recovery	(25.5)	(31.6)	(2.0)	(5.4)

Net income (loss) from continuing operations, before income taxes	(43.6)	(66.9)	0.6	(14.4)

Adjustments:
Foreign exchange loss (gain)	(3.3)	(2.3)	0.5	1.4
Special charges and restructuring costs	55.7	70.7	10.5	15.8
Stock-based compensation	4.5	4.5	3.3	3.8
Amortization of acquisition-related intangibles assets	39.3	41.8	17.7	39.8
Debt retirement costs	16.2	16.2	2.6	2.6
Acquisition accounting for deferred revenue	7.4	8.5	—	8.5
Other	—	—	0.4	0.5

Non-GAAP net income from continuing operations, before income taxes	76.2	72.5	35.6	58.0
Non-GAAP tax expense(1)	(15.2)	(14.4)	(5.4)	(9.9)

Non-GAAP net income from continuing operations	61.0	58.1	30.2	48.1
Non-GAAP net loss from discontinued operations	—	—	(0.1)	(0.1)

Non-GAAP net income	$61.0	$58.1	$30.1	$48.0

Non-GAAP net income per share, diluted:
Non-GAAP net income per common share from continuing operations	$0.62	$0.56	$0.53	$0.48
Non-GAAP net loss per common share from discontinued operations	$—	$—	$—	$—
Non-GAAP net income per common share	$0.62	$0.56	$0.53	$0.48
Non-GAAP weighted-average number of common shares outstanding (in millions):	99.0	104.1	56.4	100.6

(1)	Non-GAAP tax expense for 2013 is based on an estimated effective tax rate of 15% for Mitel and 20% for Aastra. Non-GAAP tax expense for 2014 is based on an effective tax rate of 20%.

STATEMENT OF OPERATIONS

QUARTER ENDED SEPTEMBER 30, 2013

(in millions of US dollars)

(unaudited)

	Mitel, as reported(1)	Aastra and Telepo(2)	Purchase price adjustments(3)		Proforma results of operations
Revenues	$135.0	$136.7	$(1.6	) (4)	$270.1
Cost of revenues	56.3	77.8	—		134.1

Gross margin	78.7	58.9	(1.6)		136.0

Expenses:
Selling, general and administrative	49.2	35.1	—		84.3
Research and development	14.2	15.4	—		29.6
Special charges and restructuring costs	6.4	(0.5)	—		5.9
Amortization of acquisition-related intangible assets	6.5	2.2	5.1	(5)	13.8

	76.3	52.2	5.1		133.6

Operating income (loss)	2.4	6.7	(6.7)		2.4
Interest expense	(6.5)	—	—		(6.5)
Other expense	—	(0.4)	—		(0.4)

Income (loss) before income taxes	(4.1)	6.3	(6.7)		(4.5)
Current income tax recovery (expense)	(2.7)	(1.6)	—		(4.3)
Deferred income tax recovery (expense)	5.4	0.5	1.3	(6)	7.2

Net income (loss)	$(1.4)	$5.2	$(5.4)		$(1.6)

(1)	Consists of the results of operations of Mitel.
(2)	Consists of the results of operations of Aastra and Telepo.
(3)	Consists of purchase price allocation adjustments relating to Aastra and Telepo results for the quarter included in the pro-forma period.
(4)	Relates to the reduction in revenues as a result of the valuation of deferred revenue being below the historical book value.
(5)	Relates to the amortization of intangibles acquired in the acquisition of Aastra.
(6)	Relates to the tax effect on the above adjustments using an effective tax rate of 20%.

STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2014

(in millions of US dollars)

(unaudited)

	Mitel, as reported(1)	Aastra and Telepo(2)	Purchase price adjustments(3)		Proforma results of operations
Revenues	$802.6	$37.0	$(1.1	) (4)	$838.5
Cost of revenues	378.5	21.3	—		399.8

Gross margin	424.1	15.7	(1.1)		438.7

Expenses:
Selling, general and administrative	256.1	13.7	—		269.8
Research and development	88.5	5.6	—		94.1
Special charges and restructuring costs	55.7	15.0	—		70.7
Amortization of acquisition-related intangible assets	39.3	0.7	1.8	(5)	41.8

	439.6	35.0	1.8		476.4

Operating loss	(15.5)	(19.3)	(2.9)		(37.7)
Interest expense	(16.6)	(0.1)	—		(16.7)
Debt retirement costs	(16.2)	—	—		(16.2)
Other income (loss)	4.7	(1.0)	—		3.7

Loss before income taxes	(43.6)	(20.4)	(2.9)		(66.9)
Current income tax recovery	2.8	5.5	—		8.3
Deferred income tax recovery	22.7	—	0.6	(6)	23.3

Net loss	$(18.1)	$(14.9)	$(2.3)		$(35.3)

(1)	Consists of the results of operations of Mitel, which include the results of Aastra and Telepo from the acquistion date of January 31, 2014
(2)	Consists of the results of operations of Aastra and Telepo for the month of January 2014.
(3)	Consists of purchase price allocation adjustments relating to Aastra and Telepo results for the month of January included in the pro-forma period.
(4)	Relates to the reduction in revenues as a result of the valuation of deferred revenue being below the historical book value.
(5)	Relates to the amortization of intangibles acquired in the acquisition of Aastra.
(6)	Relates to the tax effect on the above adjustments using an effective tax rate of 20%.

STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2013

(in millions of US dollars)

(unaudited)

	Mitel, as reported(1)	Aastra and Telepo(2)	Purchase price adjustments(3)		Proforma results of operations
Revenues	$424.7	$420.4	$(8.5	) (4)	$836.6
Cost of revenues	184.6	239.0	—		423.6

Gross margin	240.1	181.4	(8.5)		413.0

Expenses:
Selling, general and administrative	148.8	108.2	—		257.0
Research and development	41.5	52.3	—		93.8
Special charges and restructuring costs	10.5	5.3	—		15.8
Amortization of acquisition-related intangible assets	17.7	6.7	15.4	(5)	39.8

	218.5	172.5	15.4		406.4

Operating income (loss) from continuing operations	21.6	8.9	(23.9)		6.6
Interest expense	(18.2)	(0.2)	—		(18.4)
Debt retirement costs	(2.6)	—	—		(2.6)
Fair value adjustment on derivative instruments	—	0.4	—		0.4
Other expense	(0.2)	(0.2)	—		(0.4)

Income (loss) from continuing operations, before income taxes	0.6	8.9	(23.9)		(14.4)
Current income tax recovery (expense)	1.2	(3.0)	—		(1.8)
Deferred income tax recovery (expense)	0.8	1.7	4.7	(6)	7.2

Net income (loss) from continuing operations	2.6	7.6	(19.2)		(9.0)
Net loss from discontinued operations	(3.0)	—	—		(3.0)

Net income (loss)	$(0.4)	$7.6	$(19.2)		$(12.0)

(1)	Consists of the results of operations of Mitel.
(2)	Consists of the results of operations of Aastra and Telepo.
(3)	Consists of purchase price allocation adjustments relating to Aastra and Telepo results included in the pro-forma period.
(4)	Relates to the reduction in revenues as a result of the valuation of deferred revenue being below the historical book value.
(5)	Relates to the amortization of intangibles acquired in the acquisition of Aastra.
(6)	Relates to the tax effect on the above adjustments using an effective tax rate of 20%.